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                                                                    EXHIBIT 21.1


                           SUBSIDIARIES OF THE COMPANY

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
SUBSIDIARY AND NAME UNDER WHICH SUBSIDIARY DOES                                                    STATE OF
BUSINESS                                                                                           INCORPORATION
Cascade and Columbia River Railroad Company, Inc.                                                   Delaware
Central Western Railway Corporation                                                                 Alberta
Dakota Rail, Inc.                                                                                   South Dakota
Delaware Valley Railway Company, Inc.                                                               Delaware
E & N Railway Company (1988) Ltd.                                                                   British Columbia
Empresa de Transporte Ferroviaro S.A. (d/b/a Ferronor) (55% interest)                               Chile
Florida Rail Lines, Inc.                                                                            Delaware
Freight Victoria Limited                                                                            Australian Capital
                                                                                                    Territory
Huron and Eastern Railway Company, Inc.                                                             Michigan
KS Boca, Inc.                                                                                       Florida
Kalyn/Siebert Incorporated                                                                          Texas
Marksman Corp.                                                                                      Delaware
Minnesota Northern Railroad, Inc.                                                                   Delaware
Otter Tail Valley Railroad Company, Inc.                                                            Minnesota
Plainview Terminal Company                                                                          Texas
Prairie Holding Corporation                                                                         Florida
RailAmerica Australia, Inc.                                                                         Delaware
RailAmerica Australia Pty Ltd                                                                       Australia
RailAmerica de Chile, S.A.                                                                          Chile
RailAmerica Carriers, Inc.                                                                          Ontario, Canada
RailAmerica Equipment Corporation                                                                   Delaware
RailAmerica Intermodal Services, Inc.                                                               Delaware
RaiLink Canada Ltd.                                                                                 Canada Business
                                                                                                    Corporation Act
RaiLink Ltd.                                                                                        Alberta
Rail Operating Support Group, Inc.                                                                  Delaware
RL Acquisition Corp.                                                                                Alberta
Saginaw Valley Railway Company, Inc.                                                                Delaware
South Central Tennessee Railroad Corp.                                                              Delaware
St. Croix Valley Railroad Company                                                                   Delaware
Steel City Carriers, Inc.                                                                           Ontario, Canada
Toledo, Peoria & Western Railway Corporation                                                        New Jersey
The Toledo, Peoria & Western Railroad Corporation                                                   New York
Ventura County Railroad Co., Inc.                                                                   Delaware
West Texas and Lubbock Railroad Company, Inc.                                                       Texas
3025619 Nova Scotia Ltd.                                                                            Nova Scotia
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